UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 1, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                             Fidelity Bancorp, Inc.
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                  0-22288                   25-1705405
----------------------------    ------------------------      -------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)


  1009 Perry Highway, Pittsburgh, PA                  15237
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:   (412) 367-3300
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                              FIDELITY BANCORP INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.  Changes in Registrant's Certifying Accountant
-------  ---------------------------------------------

         Effective July 1, 2003, the Audit Committee of the Registrant's Board of Directors approved the engagement of Beard Miller LLP as its independent auditors. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with Beard Miller LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     FIDELITY BANCORP, INC.



Date: July 2, 2003                  By:    /s/Richard G. Spencer
                                           -------------------------------------
                                           Richard G. Spencer
                                           President and Chief Executive Officer